                                                                   EXHIBIT 10.63

                         INFORMATION SERVICES AGREEMENT
                         ------------------------------

        THIS INFORMATION SERVICES AGREEMENT ("Agreement"), dated June__, 1997, is by and among CONSUMER FINANCIAL NETWORK, INC., a Delaware corporation ("CFN"), CFN AGENCY, INC., a Delaware corporation ("CFN Agency") and ELECTRIC INSURANCE COMPANY ("Provider").

                                    RECITALS

        A. CFN is an information services company that provides comparison quotation services for financial, insurance and other consumer products and services, and CFN Agency is an affiliate of CFN.

        B. Neither CFN nor CFN Agency shall have authority to obligate Provider or to bind coverage for any Products (as hereinafter defined) offered in the Program (as hereinafter defined) pursuant to this agreement.

        C. Provider offers auto and homeowners insurance in states as specified hereinafter for the CFN Program.

        D. For purposes of this Agreement, unless specified otherwise and as the context so requires, CFN and CFN Agency shall be referred to as "CFN Entities".

        E. CFN Entities and Provider desire to enter into an agreement whereby CFN Entities will make information on Provider's products available to employees of certain companies through CFN Entities' information services, as described herein.

        NOW, THEREFORE, in consideration of the mutual agreements, benefits and covenants between the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Information Services. Pursuant to the terms and provisions of this
           --------------------
Agreement, CFN Entities will provide participation in CFN Entities' comparison information and purchasing assistance program (the "Information Services" or the "Program") to Provider as set forth below. CFN Entities' services will be provided to employees ("Employees") of certain employers ("Employers") or to members ("members") of certain professional organizations, associations, and affinity groups ("Affinity Groups"). The Program will include information about and access to Provider's automobile and homeowners insurance products in all states which are listed on Exhibit A (the "Products"), as well as other information about and access to similar products from other such providers.

        The Program is intended to be an alternative marketing and distribution channel for the Provider and its Products. The Program is a comparison information and purchasing assistance platform with the intended purpose of initiating potential customer relationships on behalf of Provider through CFN Entities. CFN intends to establish relationships with Employers or Affinity

Groups whereby their Employees or Members will have access to the Program via the Employer's Intranet or by telephone and facsimile communication. Employees of participating Employers and Members of Affinity Groups will be able to receive customized comparison quotes for the Products and products of competing providers. Said quotes from Provider will be valid for thirty (30) days, subject to limitations of applicable laws and regulations. The Program will provide (a) specific information (e.g., rate quotes, service hours, AM Best ratings) pertaining to the Provider's Products and the products of other participating providers, and (b) general information about Provider and other participating providers in the Program.

        After an Employee utilizes the Program and initiates contact with the Provider, Provider shall be solely responsible for assisting and advising the Employee, and if appropriate, binding, closing and completing the transaction. Provider shall be solely responsible for all aspects of its business relationship with each such Employee, including without limitation the ongoing servicing of each Employee's business.

        CFN Agency and Provider will execute a mutually acceptable billing services and billing systems agreement prior to the operational phase of the Program to offer payroll deduction services through CFN Agency.

        CFN Entities in their sole discretion may add additional services or modify the existing services, features or information included in the Program at any time; however, no changes can be made in the Provider's services by CFN Entities without Provider's prior knowledge and consent. In the event that the parties cannot agree on such modifications to Provider's services within sixty
(60) days' notice to Provider of such modifications, then either CFN Entities or Provider may terminate the Agreement without recourse to either party.

        It is hereby expressly agreed upon between CFN Entities and Provider that all business written under the terms of this Agreement and all renewals thereof shall be the sole property of Provider.

2.      Agency
        ------

        (a) CFN Agency. For the purposes of facilitating the marketing
            ----------
arrangements contemplated hereby, CFN shall designate CFN Agency as its insurance agency licensed under the laws of Delaware. Provider shall appoint CFN Agency as an agent of Provider. CFN Agency shall obtain insurance licenses in each of the states in which Provider has agreed to provide an insurance market to CFN Entities, for states which require that entities, such as CFN Agency, be licensed to receive compensation based on a percentage of premium revenue. In any state where the performance of an obligation hereunder would require CFN to be licensed as an insurance agent, CFN shall cause CFN Agency to perform such obligation on its behalf.

        (b) Authority. Neither CFN, CFN Agency nor any of their respective
            ---------
employees or affiliates shall have power or authority to bind Provider with respect to any policy of insurance or act an behalf of Provider.

        3. Compensation. In exchange for providing the Information Services and
           ------------
access to the Program for the purpose of acquiring customers, Provider shall compensate CFN Agency for both new and renewal business, as set forth on Exhibit
                                                                         -------
B - Commissions.
-

        4. Term. The term of this Agreement shall be from the date hereof
           ----
through December 31, 2000 (the "Initial Term"), which shall be subject to
                                ------------
automatic renewals for additional terms of one (1) year each (the "Renewal
                                                                   -------
Terms" and together with the Initial Term, the "Term"). Either CFN Entities or
-----                                           ----
Provider may elect to not renew the Term of this Agreement for a Renewal Term by giving written notice to the other party no more than 180 days and no less than 60 days prior to the expiration of the then-current Term.

        5.  Duties of Provider. Provider agrees that during the Term:
            ------------------

        (a) Systems Integration. Provider and CFN intend to develop an automated
            -------------------
method for CFN Entities to provide accurate quotes for Provider's Products and to upload information to Provider's computer systems. For such purposes, Provider shall cooperate in good faith with CFN to evaluate the Program's computer system requirements. Based upon such evaluation, CFN and Provider shall agree on a plan to implement such computer system integration, and each party shall commit reasonable resources necessary to execute such implementation plan. In the event that the parties cannot agree on a systems integration plan within ninety (90) days of executing this Agreement, then either party may terminate the Agreement without further obligation or recourse to either party.

        (b) Affinity Rates. Provider shall approve CFN Agency as an authorized
            --------------
representative for Provider's Products in those states listed on Exhibit A, provided CFN Agency has proper insurance licenses as required by law or regulation. Provider shall make available to CFN Entities and the Program rates ("Affinity Rates") which become available and which are applicable to the
  -------- -----
Products available through the Program, to the extent the Program meets the legal requirements necessary for such Affinity Rates. The Affinity Rates made available to CFN Entities hereunder at all times during the Term of this Agreement shall be at least as favorable as the most favorable rates Provider makes available (a) to a specific employer or affinity group currently or potentially participating in the Program with the exception of Provider's program with General Electric Company, including but not limited to its affiliates and subsidiaries, and (b) to an information service similar to CFN. All such Affinity Rates shall be made available to CFN Entities as soon as possible, and in all cases no later than when such rates are made available to other parties, and such rates shall not be unreasonably withheld.

        (c) Updating Information. Provider shall provide to CFN Entities and
            --------------------
maintain the most current and accurate information regarding Products ("Information") for use in the Program. Provider shall immediately provide notice to CFN Entities regarding updated information about such Products immediately when any of such Information changes.

        (d) Product Access; Discountinuance. Provider shall offer to CFN
            -------------------------------
Entities for use in the Program access to Products in all States and jurisdictions listed on Exhibit A in which Provider is licensed and authorized to provide such insurance. Provider shall give CFN Entities no less than sixty
(60) days written notice prior to the effective date a Product will no longer be available in a particular State or jurisdiction or otherwise, unless otherwise required by law.

        (e) Authorizations. Provider shall acquire and maintain in effect during
            --------------
the operational period of the Program all governmental regulatory authorizations, licenses and permits of every type from every applicable jurisdiction required: (i) for the business and operations of Provider, and (ii) to participate in the Program.

        (f) Cooperation. Provider shall cooperate in good faith in working with
            -----------
CFN Entities to fully implement the Program as promptly as possible, and to coordinate with CFN Entities in Provider's participation in the Program.

        (g) Roles. Except as expressly provided for in this Agreement, Provider
            -----
shall not undertake or be responsible for any activities for which CFN Entities are responsible pursuant to Articles 1 and 6 and any exhibits hereto.

        6. Duties of CFN. CFN Entities agree that during the Term of this
           -------------
Agreement:

        (a) Systems Integration. CFN shall cooperate in good faith with Provider
            -------------------
to evaluate the Program's computer system requirements. Based upon such evaluation, CFN and Provider shall agree on a plan to implement such computer system integration, and each party shall commit reasonable resources necessary to execute such implementation plan. In the event that the parties cannot agree on a systems integration plan within ninety (90) days of executing this Agreement, then either party may terminate the Agreement without further obligation or recourse to either party;

        (b) Updating Information. CFN Entities shall update the Information
            --------------------
utilized in the Program immediately upon receipt of such updated Information from Provider, as provided herein;

        (c) Authorizations. CFN Entities shall acquire and maintain in effect
            --------------
during the operational period of the Program all governmental regulatory authorizations, licenses and permits of every type from every applicable jurisdiction required (i) for the business and operations of CFN Entities; and
(ii) to participate in the Program. In the event CFN or CFN Agency no longer maintains such licenses required in any jurisdiction, Provider will be notified immediately;

        (d) Cooperation. CFN Entities shall cooperate in good faith in working
            -----------
with Provider to fully implement the Program as promptly as possible, and to coordinate with Provider in its participation in the Program;

        (e) Reporting. CFN Entities will report to Provider immediately any
            ---------
inquiries, actions taken or claims made by a administrative agency, governmental authority, or person that could result in a finding of an unfair or unauthorized practice, fine, administrative or other penalty or sanction, forfeiture, order or loss of any license or privilege of Provider.

        (f) Roles. Except as expressly provided in this Agreement, CFN Entities
            -----
shall not undertake or be responsible for any activities for which Provider is responsible pursuant to Articles 1 and 5 and any exhibits hereto.

        7. Representations and Warranties of Provider. Provider represents and
           ------------------------------------------
warrants to CFN Entities, which representations and warranties shall be effective throughout the Term of this Agreement, as follows:

        (a) Organization. Provider is a corporation duly organized, validly
            ------------
existing and in good standing under the laws of the State of Massachusetts. Provider has the corporate power and authority to operate its business as and where its business is now conducted;

        (b) Authorization; Enforceability. The execution, delivery and
            -----------------------------
performance of this Agreement by Provider and the consummation by Provider of the transactions contemplated hereby are within the corporate power of Provider and have been duly authorized by all necessary action by Provider. This Agreement constitutes the valid and binding obligation of Provider, enforceable against it in accordance with the terms hereof, subject only to bankruptcy, insolvency, reorganization, moratoriums or similar laws affecting the enforceability or rights of creditors generally;

        (c) Absence of Conflicting Agreements. Neither the execution, delivery
            ---------------------------------
and performance of this Agreement by Provider nor any aspect hereof will:

            (i) conflict with, result in a breach of, or constitute a default under the Articles of Incorporation of Provider or any federal, state or local law, statute, ordinance, rule or regulation applicable to Provider, or any court or administrative order or process, or any contract, agreement, arrangement, commitment or plan to which Provider is a party or by which it is bound ("Provider Agreement");

            (ii) require the consent of any other person or entity under any Provider Agreement; and

        (d) Regulatory Authorization. Provider is duly licensed, authorized and
            ------------------------
certified by all applicable governmental regulatory authorities to operate its business as it is now conducted and to provide and sell the Products.

        8.  Representations and Warrants of CFN Entities.
            --------------------------------------------

        (a) Organization. CFN and CFN Agency are each corporations duly
            ------------
organized, validly existing and in good standing under the laws of the State of Delaware. CFN Entities have the corporate power and authority to operate their businesses as and where their business are now conducted

        (b) Authorization; Enforceability. The execution, delivery and
            -----------------------------
performance of this Agreement by CFN Entities and the consummation by CFN Entities of the transactions contemplated hereby are within the corporate power of CFN Entities and have been duly authorized by all necessary action by CFN Entities. This Agreement constitutes the valid and binding obligation of CFN Entities, enforceable against CFN and CFN Agency in accordance with the terms hereof subject only to bankruptcy, insolvency, reorganization, moratoriums or similar laws affecting the enforceability or rights of creditors generally.

        (c) Absence of Conflicting Agreements. Neither the execution, delivery
            ---------------------------------
and performance of this Agreement by CFN Entities nor any aspect hereof will:

            (i) conflict with, result in a breach of, or constitute a default under the Articles of Incorporation of CFN Entities or any federal, state or local law, statute, ordinance, rule or regulation applicable to CFN Entities, or any court or administrative order or process, or any contract, agreement, arrangement, commitment or plan to which CFN Entities are a party or by which CFN or CFN Agency is bound ("CFN Agreement");

            (ii) require the consent of any other person or entity under any CFN Agreement.

        (d) Regulatory Authorization. CFN and CFN Agency are each duly licensed,
            ------------------------
authorized and certified by all applicable governmental regulatory authorities to operate their business as it is now conducted. CFN Entities shall acquire and maintain in effect during the operational period of the Program the appropriate licenses, authorizations and certifications from all applicable governmental regulatory authorities required of CFN Entities to operate the Program.

        9. Ownership of Program; Changes. The Program and its concept, design,
           -----------------------------
structure, operation, source and object code, programming, output, graphics (other than proprietary logos or graphics provided by Provider) and content are the sole, exclusive property of CFN, and CFN shall forever retain all rights of ownership and copyright in such property. The quotes, policies and endorsements generated by the Provider, proprietary quoting system, logos and graphics provided by Provider and used in the Program are the sole, exclusive property of Provider, and Provider shall forever retain all rights of ownership and copyright in such property. Provider has no ownership rights or other interest whatsoever in the Program and shall not acquire any such ownership rights or interest as a result of this Agreement or business relationship with CFN Entities hereunder. CFN and Provider shall agree upon format and display of Provider's proprietary information in the Program. CFN has full, exclusive authority over the nonproprietary information presented in the Program; and subject to the provisions of this Agreement, CFN in its sole discretion may change such nonproprietary content at any time; however, any material changes that would impact Provider's information require prior notification and consent of Provider, which shall not be unreasonably withheld, with a notice period of at least three (3) working days.

        10. Amendment of Agreement. Any amendment to this Agreement and any of
            ----------------------
the

Exhibits, shall be done only in writing and signed on behalf of the parties by a Vice President or President. Notwithstanding the foregoing, Provider may amend Exhibit A hereto by giving written notice to CFN.

        11. Relationships with Employers and Employees and Affinity Groups.
            --------------------------------------------------------------
During the Term of this Agreement:

        (a) CFN Agency shall be the licensed broker or agent of record for all customer contacts developed or initiated through the Program. The Provider retains rights to all policies generated through or as a result of the CFN Entities Program and, in return for such ownership, grants CFN Agency rights to compensation on certain expirations as outlined in Exhibit B -- Commissions.

        (b) Except as provided below, CFN shall be solely responsible for maintaining relationships with Employers and Affinity Groups actively participating in the Program and for all communications to such Employers and Affinity Groups actively participating in the Program. Notwithstanding the above, Provider may, after providing CFN with prior notice, contact an Employer or Affinity Group actively participating in the Program, and Provider may respond to contacts initiated by Employers and Affinity Groups, but only if such contacts are regarding administrative and product design, process or procedural issues that directly pertain to Provider's Products. If contact is initiated by an Employer or Affinity Group actively participating in the Program, Provider shall make reasonable efforts to allow CFN to participate, with due regard being given to the importance of the issues that are the reason for the contact. Subject to the preceding sentence, CFN shall be entitled to participate in all contact between Provider and an Employer or Affinity Group actively participating in the Program, if CFN so desires. Provider agrees that the purpose of such contacts shall be limited to such issues, and Provider shall refrain from discussions pertaining primarily to the Program, such discussions being reserved solely for CFN as described in the preceding paragraph; and

        (c) Unless otherwise agreed to by the parties, Provider shall not initiate any type of communication directly or indirectly with any Employer or Affinity Group actively participating in the Program with CFN. In no event shall Provider attempt to solicit any active Employer or Affinity Group accounts in the Program away from CFN.

        12. Termination.
            -----------

        (a) Termination upon Notice. During the Initial Term and any Renewal
            -----------------------
Terms, this Agreement may terminate under any of the following circumstances:

            (i) Upon the written mutual agreement of Provider and CFN Entities ("the Parties");

            (ii) Immediately upon written notice from one Party to the other Party if the other Party becomes involved in any composition among creditors, any assignment for the benefit of creditors, any petition for reorganization, bankruptcy or receivership, or any attachment of a major portion of their assets, or any material judgment rendered remaining unsatisfied for thirty (30) days or more without having been bonded by an authorized surety company admitted in the jurisdiction where the judgment is entered;

            (iii) Upon thirty (30) days' written notice from one Party to the other if the other Party breaches any material provision of this Agreement and such breach is not cured within thirty (30) days, provided
                                                                        --------
        that if the breaching Party is making a good faith, diligent effort to cure such breach, such 30 day period may be extended for up to 30 additional days for such cure;

            (iv) Upon 30 days' written notice from one party to the other if Provider and CFN cannot agree on a systems integration plan within 90 days of the execution of this Agreement as provided in Article 5(a) or
        Article 6(a) of this Agreement; or

            (v) Upon sixty (60) days written notice from one party to the other if CFN and Provider cannot agree an any proposed modifications to Provider's services as provided in Article 1 of this Agreement.

        (b) Rights under Termination. On termination, the authority granted CFN
            ------------------------
and CFN Agency pursuant to this Agreement will terminate. Any termination of this Agreement will not affect the rights and obligations of the parties hereto as to transactions, acts, or things done by either Party prior to the effective date of termination. Upon the termination of this Agreement, unless otherwise instructed in writing by CFN, Provider will complete the collection of and account to CFN for all compensation owed to CFN Agency under this Agreement which were not accounted for at the time of termination and will continue to pay CFN Agency all sums due CFN Agency, in the manner described in this Agreement. After the effective date of termination, neither CFN nor CFN Agency will have authority hereunder, either directly or through others, to advertise Provider's Products.

        13. Post Termination Rights. In the event of termination of this
            -----------------------
Agreement, Provider shall have the right to offer to renew policies and renewal policies to any customers obtained as a result of this Agreement, and CFN Agency's right to compensation shall continue for the period outlined and as described in Exhibit B - Commissions.

        14. Indemnification.
            ---------------

        (a) Indemnification By CFN Entities. CFN Entities shall indemnify and
            -------------------------------
hold Provider and its affiliates and their respective employees, officers, directors and stockholders (collectively, the "Provider Indemnified Parties") harmless from and against, and agree promptly to defend Provider Indemnified Parties from and reimburse them for any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind (including, without limitation, reasonable attorneys' fees and other legal costs and expenses) which Provider Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with:

            (i) any material breach or inaccuracy of any of the representations and warranties made by CFN Entities;

            (ii) any actual or alleged material failure by CFN Entities to carry out, perform, satisfy, and discharge any of their covenants, agreements, undertakings, liabilities, or obligations under this Agreement; and

            (iii) any actual or alleged error or omission by CFN Entities in connection with the provision of services by CFN Entities, including, but not limited to payroll deduction services or billing services,

        The amounts for which CFN Entities shall be liable under this Article 14(a) of this Agreement shall be net of any insurance proceeds payable to Provider in connection with the facts giving rise to the right of indemnification hereunder.

        (b) Indemnification By Provider. Provider shall indemnify and hold CFN
            ---------------------------
Entities and their affiliates and their respective employees, officers, directors and stockholders (collectively, "CFN Entities Indemnified Parties") harmless from and against, and agree promptly to defend CFN Entities Indemnified Parties from and reimburse them for any and all losses, damages, costs, expenses, liabilities, obligations, and claims of any kind (including, without limitation, reasonable attorneys' fees and other legal costs and expenses) which CFN Entities Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with:

            (i) any material breach or inaccuracy of any of the representations and warranties made Provider in this Agreement;

            (ii) any actual or alleged material failure by Provider to carry out, perform, satisfy, and discharge any of its covenants, agreements, undertakings, liabilities, or obligations under this Agreement; and

            (iii) any actual or alleged error or omission by Provider in connection with the Products or any aspect thereof, including without limitation the terms or performance of the Products and/or the performance in connection with the Products by the Provider and/or the companies providing the Products.

        The amounts for which Provider shall be liable under this Article 14(b) of this Agreement shall be net of any insurance proceeds payable to CFN Entities Indemnified Parties and any tax benefits received by or accruing to the CFN Entities Indemnified Parties in connection with the facts giving rise to the right of indemnification hereunder.

        (c) Indemnification Procedure; Cooperation. A party entitled to be
            --------------------------------------
indemnified pursuant to Article 14(a) or Article 14(b) (the "Indemnified Party") hereunder shall notify the party liable for such indemnification (the "Indemnifying Party") in writing within thirty (30) days of receipt of such claim(s). Subject to the right of the Indemnifying Party's right to defend in good faith against claims asserted by third parties (including employment of counsel), the Indemnifying Party shall respond under this Article 14 promptly after receipt of written notice thereof from the Indemnified Party. If any litigation, lawsuit or other proceeding ("Proceeding") is initiated against either party by a person or entity other than the parties in connection with the Program, both parties agree to cooperate with the other in good faith in defending against such Proceeding.

        (d) Survival. The provisions of this Article shall survive the
            --------
termination of this Agreement.

     15. Responsibility; No Guarantees. Provider assumes and retains full
         -----------------------------
responsibility and liability for all aspects of the Products and information provided by it regarding the Products offered through the Program, including without limitation the rates, terms, coverages, benefits, limitations, exceptions, errors, omissions and representations and warranties made by Provider with respect to the Products, as well as pertaining to the company providing the Product. CFN Entities do not guarantee and hereby expressly disclaim any guarantee or other representations regarding the performance, financial or otherwise, of the Program, including but not limited to the amount of customers, sales or revenues resulting from Provider's participation in the Program. CFN Entities will maintain adequate security measures, such as firewall security, to ensure the Program and its data are not susceptible to outside tampering, alterations or intervention; however, CFN Entities do not guarantee and hereby expressly disclaim any guarantee of security of the Program and its data against tampering, alteration and other invasions from sources outside CFN Entities. CFN ENTITIES' SERVICES ARE PROVIDED "AS IS" WITHOUT WARRANTY AS TO THE INFORMATION OR SERVICES, THE UNINTERRUPTED ACCESS TO THE PROGRAM OR OTHERWISE. CFN ENTITIES EXPRESSLY DISCLAIM ANY WARRANTIES CONCERNING THE AVAILABILITY, ACCURACY OR CONTENT OF ANY INFORMATION UTILIZED IN THE PROGRAM AND ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        16. Public Announcements. CFN Entities and Provider each agree to
            --------------------
consult with each other prior to any public announcement to news organizations relating to this Agreement and/or the business relationship created herein and will mutually approve the timing, content and method of dissemination of any such public announcement. Notwithstanding the above, CFN Entities may disclose the existence of this Agreement and the business relationship created herein, including the identity of the Provider, to potential clients of CFN without notice to or approval from Provider.

        17. Trademarks. All trademarks, logos or copyrighted material to be used
            ----------
in advertising, marketing, and promotion of the Program by CFN Entities shall be used only with the written consent of the party owning the rights in such matters.

        18. Provider Underwriting Standards. The parties understand and agree
            -------------------------------
that all business written by or through Provider as part of the Program is subject to such underwriting standards, guidelines and business plans of Provider, and of Provider's designees, as may be in force from time to time. Provider is under no obligation to accept any business not in compliance with such standards, guidelines and plans, subject to applicable law.

19.     Audit. (a) CFN, CFN Agency and Provider each individually reserve the
        -----
right, at its own expense, to audit from time to time, and on no more than a quarterly basis, the work performed by the other party under this Agreement. All audits shall be made during the normal business hours and in such manner as not to materially interfere with Provider's or CFN Entities' work, as the case may be. A written report reflecting the findings and conclusions of the audit shall be made available to the audited party.

        (b) Subject to a standard of reasonability, the following areas may be audited:

            (i)   Audit to be performed by CFN Entities
                  --------------------------------------

                  1. Rates
                  2. Commissions due or paid to CFN Agency

            (ii)  Audit to be performed by Provider
                  ---------------------------------

                  1. Regulatory Compliance
                  2. Receipts, application and collection of policy premium and fees

20.     Relationship of the Parties. Nothing contained in this Agreement shall
        ---------------------------
be deemed or construed by the parties hereto, or by any third party, to create the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computing compensation, nor any other provision contained in this Agreement, nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of independent parties contracting for services. Neither party to this Agreement has, and shall not hold itself out as having, any authority to enter into any agreement or create any obligation or liability on behalf of, in the name of, or binding upon the other party to this Agreement.

21.     Notices. All notices given hereunder to any party shall be in writing
        -------
and shall be given by personal delivery, or certified mail, return receipt request, or by delivery by an overnight delivery service at the following addresses:

        If to Provider:
                Electric Insurance Company
                152 Conant Street
                Beverly, MA 01915
                Attn: Steven Stronge

        If to CFN:
                Consumer Financial Network, Inc.
                2 Park Place
                1888 Emery Street
                Atlanta, GA 30318
                Attn: Christopher L. Bond

        If to CFN Agency;
                CFN Agency, Inc.
                2 Park Place
                1888 Emery Street
                Atlanta, GA 30318
                Attn: Vince Freaney

        Or, notice may be mailed to such other addresses as the intended recipient may designate by notice given in like manner, and any such notice shall be deemed to have been given when delivered in person or when received if mailed as aforesaid.

22.     Miscellaneous.
        -------------

        (a) Confidential Information. In connection with their performance
            ------------------------
hereunder, and related dealings, the Parties may have access to certain confidential information of the other, including but not limited to, information obtained through an audit as provided for in Article 19 hereof. Each Party shall not, without the prior written consent of the other Party, disclose or use for any purpose not required for the performance of this Agreement, either during or after the Term of this Agreement, any information, matter, or thing of a secret, confidential or private nature ("Confidential Information") connected with the business of the other Party or any of its suppliers or customers, and will take all reasonable precautions to insure that all authorized persons receiving Confidential Information will maintain the confidentiality thereof. The foregoing shall not apply with respect to disclosure: (i) as required by law;
(ii) to auditors and accountants in the normal course of financial reporting;
(iii) to regulators; and (iv) as expressly agreed in advance by a protected party. All Confidential Information furnished by a Party will at all times remain the sole property of that Party and will be surrendered immediately upon demand and in any event upon termination of this Agreement.

        (b) Renewals. Neither CFN Entities nor Provider will use or authorize
            --------
anyone else to use the records of expirations to sell, service or renew any policy or other product sold by Provider without the prior written consent of the other Parties hereto.

        (c) Waiver or Modification. Failure of any Party to enforce any
            ----------------------
provision of this Agreement in whole or in part against the other Party shall not constitute a waiver of any such provision of this Agreement or of any rights under this Agreement. The waiver of a breach of any provision of this Agreement shall not be held to constitute a course of conduct or a waiver of a subsequent breach of that or any other provision.

        (d) Guarantee. By its execution hereof, CFN hereby unconditionally and
            ---------
irrevocably guarantees all of the obligation of the CFN Agency Inc. under this Agreement.

        (e) Severability. If an applicable law is in conflict with any part of
            ------------
this Agreement, the Agreement will be considered modified to conform with the law. The other provisions will not be affected by any such modification.

        (f) Force Majeure. No Party is liable for, and shall not be considered
            -------------
in default or breach of this Agreement on account of, any delay or failure to perform as required by this Agreement, as a result of any causes or conditions that are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence, provided that the affected
                                                     --------
Party shall use best efforts to resume normal performance, and provided further
                                                               -------- -------
that if such delay or failure persists more than 30 days, the other Party may elect, upon notice, to terminate this Agreement.

        (g) This Agreement: (i) shall be binding on, inure to the benefit of and be enforceable by the Parties and their respective heirs, successors and valid assigns; (ii) shall be governed by, construed under and enforced in accordance with the laws of the State of Massachusetts; (iii) may be executed in multiple counterparts and by facsimile, each of which shall be deemed an original but all of which together shall constitute one and the same instrument; (iv) constitutes the entire agreement (together with all Exhibits and Schedules hereto) between the Parties with respect to the subject matter hereof, and contains all the terms and conditions agreed upon by the Parties hereto with respect to the transactions contemplated hereby, and (v) may be assigned by either Party only with the prior written consent of the other Party, which shall not be unreasonably withheld. In the event any provision of this Agreement is held void or unenforceable, the entire balance of this Agreement shall remain in full force and effect. The section and subsection headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

                        [Signatures on following page]

        IN WITNESS WHEREOF, the parties have executed this Information Services Agreement as of the date first written above.



                                CONSUMER FINANCIAL NETWORK, INC.

                                        By:  /s/ Joseph F. Switzer
                                            -----------------------------
                                        Name:  Joseph F. Switzer
                                              ---------------------------
                                        Title:  Chief Executive Officer
                                               --------------------------


                                CFN AGENCY, INC.

                                        By:  /s/ Joseph F. Switzer
                                            -----------------------------
                                        Name:  Joseph F. Switzer, Jr.
                                              ---------------------------
                                        Title:  President
                                               --------------------------


                                ELECTRIC INSURANCE COMPANY

                                        By:  /s/ Steven B. Stronge
                                            -----------------------------
                                        Name:  Steven B. Stronge
                                              ---------------------------
                                        Title:  VP - Marketing
                                               --------------------------

                                   EXHIBIT A


    States for which Provider offers products for the CFN Entities Program
    ----------------------------------------------------------------------


A) Auto Insurance

   Alabama                              New York
   Arizona                              Ohio
   Connecticut                          Oklahoma
   Delaware                             Oregon
   Iowa                                 Pennsylvania
   Idaho                                South Dakota
   Indiana                              Tennessee
   Kansas                               Utah
   Maine                                Virginia
   Massachusetts                        Vermont
   Minnesota                            Washington
   Mississippi                          Wisconsin
   Missouri                             West Virginia
   North Carolina                       Wyoming
   North Dakota
   New Hampshire
   New Mexico

B) Homeowners Insurance

   Minnesota
   New Hampshire
   Ohio
   Oregon
   Vermont

                                   EXHIBIT B

                                  Commissions
                                  -----------

Provider agrees to compensate CFN Agency for both now and renewal business in exchange for access to potential customers through the CFN Entities Program, in accordance with the terms of the Agreement. Such compensation shall be owed only if CFN Agency is licensed in the applicable state at the time the commission is due and payable, if such license is required by law or regulation for CFN Agency to be compensated. Such compensation to CFN Agency shall be based on policies sold by Provider to consumers, where Provider's initial relationship with such consumers is generated through or as a result of the Program ("the CFN Consumers").

No aspect of this Agreement is meant to include, for purposes of payment of commissions, any policies in force by Provider for customers who subsequently become CFN Consumers after the inception date of the policy(ies). For purposes of payment of commissions, any cross sell activity emanating from existing policies would be similarly excluded, unless specifically obtained as part of the Program. For purposes of payment of commissions, leads must originate as part of the Program and come through the mutually agreed upon designated channel. Subsequent to implementation of the Program, CFN Entities and Provider agree to discuss in good faith the issue of compensation for products other than auto and homeowners insurance cross-sold to CFN Consumers.

Compensation due to CFN Agency shall be computed as follows: (1) 5% commission on new written policy premiums; and (2) 5% commission on renewal premiums for those policies generated as a result of Provider's relationship with each CFN Consumer. Each renewal premium commission shall be due to CFN Agency for a period not to exceed five (5) annual renewals. New and renewal compensation shall be due to CFN Agency for insurance products for which CFN Agency is legally able to receive compensation including auto or homeowners products cross sold to a CFN Consumer.

Commissions are due and payable to CFN Agency out of the first month's premiums, within forty-five (45) days of the policy issuance. Provider shall notify CFN Agency of commission adjustments due upon policy cancellations, or changes in coverages; said refunds will be netted out of amounts due CFN Agency or paid by CFN Agency to Provider. CFN Agency's right to compensation shall not be voided due to temporary lapses of policies, termination of CFN Consumer's employment, or termination of policies which are subsequently replaced by Provider within twelve (12) months.

Notwithstanding the above, CFN Agency shall not be entitled to compensation on policies issued to CFN Consumers who terminate any or all of the Provider's Products for a period greater than twelve (12) months and subsequently purchase any or all of the Provider's Products outside of the Program.

Notwithstanding any other provisions of this Agreement, if any court, any state or federal law or regulation, whether existing on the date of execution of this Agreement or thereafter enacted, requires or purports to require the Provider to return premium paid by CFN Consumers for insurance, and if such return had it been made prior to the calculation of any amounts due from either party to the other hereunder, would have affected such calculation, then promptly after any such return of premium, the Provider shall prepare and provide to CFN Agency the revised accounting of such amounts based on the actual premium that Provider would have been allowed to retain. The difference between any amount previously paid and the revised amount due shall be paid to the appropriate party within 45 days after CFN Agency's receipt of such accounting, provided however that liability for any amounts due from CFN Agency to Provider shall terminate once the payment of renewal commission to CFN Agency expires for the related business, a period not to exceed five (5) annual renewals. The provisions of this section shall survive the termination of this Agreement.

                                   EXHIBIT A


         States for which Provider offers products for the CFN Entities
                                    Program



A) Auto Insurance

   All United States except Hawaii, Alaska, Nebraska, Washington D.C., Kentucky, Michigan, Nevada, and New Jersey


B) Homeowners Insurance

   Alabama           Indiana          New York          Vermont
   Arizona           Kansas           North Carolina    Virginia
   California        Maryland         Ohio              Washington
   Colorado          Minnesota        Oklahoma          Wisconsin
   Connecticut       Missouri         Oregon
   Illinois          New Hampshire    Tennessee



/s/ Gerard P. McCarthy
-------------------------------
Gerard P. McCarthy
Vice President, Marketing
Electric Insurance Company
152 Conant Street
Beverly, MA 01915


/s/ Christopher L. Bond
-------------------------------
Christopher L. Bond
Consumer Financial Network
4450 River Green Parkway
Duluth, GA 30096